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                                                                   EXHIBIT 10.37


                                                                      Exhibit D

                AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT

                  AMENDMENT NO. 1 dated as of September 30, 1996 to the REGISTRATION RIGHTS AGREEMENT, dated March 29, 1996 among AURORA ELECTRONICS, INC., a Delaware corporation (the "Company"), and the parties listed on Schedule I thereto (collectively, the "Purchasers").

                  WHEREAS, the Company and two of the Purchasers, Welsh, Carson, Anderson & Stowe VII, L.P. ("WCAS VII") and WCAS Capital Partners II, L.P. ("WCAS CP II"), have entered into a Financial Support Agreement dated as of the date hereof (the "Financial Support Agreement"), pursuant to which, upon the terms and subject to the conditions contained therein, the Company has agreed to issue and deliver to WCAS VII and WCAS CP II warrants to purchase up to the aggregate number of shares of Common Stock, $.03 par value, of the Company (the "Warrants") calculated in the manner set forth therein;

                  WHEREAS, in consideration of the additional investment being made by WCAS VII and WCAS CP II and in order to induce them to consummate the transactions contemplated by the Financial Support Agreement, the Company and the Purchasers desire to amend the terms of the Registration Rights Agreement to provide WCAS VII and WCAS CP II with registration rights with respect to the Common Stock issuable upon exercise of the Warrants; and

                  WHEREAS the Purchasers signatory hereto are the holders of not less than a majority of the Restricted Stock (as defined in the Registration Rights Agreement) currently outstanding, as required by Section 13(d) of the Registration Rights Agreement;

                  NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained and for certain other good and valuable consideration the sufficiency and receipt of which is hereby acknowledged, the parties hereby agree as follows:

                  SECTION 1.        Amendment to Introductory Paragraph.
The introductory paragraph of the Registration Rights Agreement is hereby amended and restated in its entirety to read as fol-lows:

                  "This will confirm that (1) with respect to the several individuals and entities named as Purchasers in the Securities Purchase Agreement dated as of February 21, 1996, as amended (the "Purchase Agreement"), among Aurora Electron-
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         ics, Inc., a Delaware corporation (the "Company"), Welsh, Carson,
         Anderson & Stowe VII, L.P., a Delaware limited partnership ("WCAS VII"), WCAS Capital Partners II, L.P., a Delaware limited partnership ("WCAS CP II"), and the several persons named therein, in consideration of (i) the purchase by WCAS VII and the several persons (other than WCAS CP II) named in Schedule I hereto (collectively, "the Preferred Share Purchasers") from the Company of 400,000 shares (the "Preferred Shares") of Convertible Preferred Stock, $.01 par value ("Convertible Preferred Stock"), of the Company, and (ii) the purchase by WCAS CP II of (x) the Company's 10% Senior Subordinated Note due September 30, 2001, in the principal amount of $10,000,000, and (y) 607,211 shares (the "Common Shares") of Common Stock, $.03 par value ("Common Stock"), of the Company, all on the terms and subject to the conditions set forth in the Purchase Agreement, and as an inducement to the Purchasers to consummate the transactions contemplated by the Purchase Agreement, and (2) with respect to each of WCAS VII and WCAS CP II, in consideration of the additional financial risk that each of them is assuming by virtue of the issuance of the "Guarantees" (as defined in the Financial Support Agreement dated as of the date hereof among the Company, Aurora Electronics Group, Inc., WCAS VII and WCAS CP II (the "Financial Support Agreement"), and as an inducement to WCAS VII and WCAS CP II to consummate the transactions contemplated by the Financial Support Agreement, the Company hereby covenants and agrees with each of you, and with each subsequent holder of Restricted Stock (as defined herein) as follows:"

                  SECTION 2. Amendment to Section 2. Section 2 is hereby amended and restated to read in its entirety as follows:

                  "Each certificate representing the Common Shares, each certificate representing the Preferred Shares, each certificate representing the Conversion Shares, each certificate representing shares of Common Stock issued upon exercise of the warrants issued pursuant to the Financial Support Agreement (the "Warrants") and each certificate issued upon exchange, adjustment or transfer of any of the foregoing, other than in a public sale or as otherwise permitted by the last paragraph of Section 3 hereof, shall be stamped or otherwise imprinted with a legend substantially in the following form:

                  "THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS THEY HAVE BEEN REGISTERED UNDER THAT ACT OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE."
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                  SECTION 3. Amendment to Section 4(a). The following proviso shall be added to the end of the first sentence of Section 4(a):

         "; and provided, further, however, that, in any underwritten public offering contemplated by Section 4, 5 or 6 hereof, the holders of Warrants shall be entitled to sell such Warrants to the underwriters for exercise and the sale of the shares of Common Stock issued upon such exercise."

                  SECTION 4.        Miscellaneous.

                  (a) The Registration Rights Agreement, as amended by this Amendment, is hereby in all respects confirmed.

                  (b) This Amendment shall be governed by and construed in accordance with the laws of the State of New York, without regard to its conflicts of law rules.

                  (c) This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
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                  IN WITNESS WHEREOF, the parties have executed this Amendment
No. 1 to Registration Rights Agreement as of the date first above written.


                                                AURORA ELECTRONICS, INC.

                                                By_____________________________



THE PURCHASERS:

WELSH, CARSON, ANDERSON & STOWE VII, L.P.
By WCAS VII Partners, L.P., General Partner

By:________________________________________


WCAS CAPITAL PARTNERS II, L.P.
By WCAS CP II Partners, General Partner

By:________________________________________


WCAS INFORMATION PARTNERS, L.P.

By:________________________________________


THE HARVEY CASH TRUST

By:________________________________________

                     Trustee


___________________________________________
            Jim C. Cowart
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CHEMICAL EQUITY ASSOCIATES,
A California Limited Partnership
By Chemical Venture Partners,
            General Partner

By:_____________________________


________________________________
            Bruce K. Anderson

________________________________
           Russell L. Carson

________________________________
           Anthony J. de Nicola

________________________________
           James B. Hoover

________________________________
          Thomas E. McInerney

________________________________
          Robert A. Minicucci

________________________________
           Andrew M. Paul

________________________________
           Paul B. Queally

________________________________
           Richard H. Stowe
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________________________________
          Laura M. VanBuren

________________________________
          Patrick J. Welsh